Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FOURTH-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., January 27, 2022 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the fourth quarter ended December 31, 2021.
For the quarter ended December 31, 2021, net income was $168 million, or $1.51 per share, on revenues of $1.770 billion. Net income for the prior year’s fourth quarter was $94 million, or $.84 per share, on revenues of $1.304 billion.
For the year ended December 31, 2021, net income was $599 million, or $5.36 per share, on revenues of $6.461 billion. For the year ended December 31, 2020, net income was $306 million, or $2.70 per share, on revenues of $5.109 billion.

“2021 was an extraordinary year, and we achieved record annual results. Fourth quarter revenues grew 36% and net income grew 78%, exceeding the high end of our guidance and reflecting sustained, broad-based demand across our staffing and business consulting businesses,” said M. Keith Waddell, president and chief executive officer of Robert Half. “Our permanent placement and Protiviti operations continued to show very strong results, growing year-over-year revenues by 73% and 37%, respectively. Our temporary and consultant staffing operations also performed well and had year-over-year revenue growth of 31%, with particular strength in Management Resources, which grew 56%. Compared with the pre-pandemic fourth quarter of 2019, 2021 revenues were higher by 15% and net income was higher by 49%. Return on invested capital for the company was 50% in the fourth quarter.

“We begin the new year with tremendous momentum and optimism, and remain laser focused on our time-tested corporate purpose — to connect people to meaningful and exciting work and provide clients with the talent and deep subject matter expertise they need to confidently compete and grow. We are proud that our commitment to diversity, equity and inclusion efforts has earned us recent recognition, including placement on the Bloomberg Gender Equality Index and the Human Rights Campaign’s list of Best Places to Work for LGBTQ+ Equality,” Waddell concluded.

Robert Half management will conduct a conference call today at 5 p.m. EST. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EST on January 27 and ending at 10:59 p.m. EST on February 24. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 8757184. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm that connects opportunities at great companies with highly skilled job seekers. The Company offers contract and permanent placement solutions for finance and accounting, technology, marketing and creative, legal, and administrative and customer support roles. Named to FORTUNE’s World's Most Admired Companies and 100 Best Companies to Work For lists and a Forbes Best Employer for Diversity, Robert Half is the parent company of Protiviti®, a global consulting firm that provides internal audit, risk, business and technology consulting solutions.

Robert Half has operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the Company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services; the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its contract employees, or for events impacting its contract employees on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of healthcare reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the Company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.

Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
	(Unaudited)		(Unaudited)

Service revenues	$1,769,917	$1,304,086	$6,461,444	$5,109,000
Costs of services	1,025,799	789,744	3,765,416	3,096,389

Gross margin	744,118	514,342	2,696,028	2,012,611

Selling, general and administrative expenses	544,551	425,161	1,951,282	1,666,041
Income from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	(23,040)	(40,542)	(61,078)	(75,188)
Amortization of intangible assets	517	217	2,241	1,219
Interest income, net	(52)	(79)	(197)	(1,343)

Income before income taxes	222,142	129,585	803,780	421,882
Provision for income taxes	54,198	35,169	205,154	115,606

Net income	$167,944	$94,416	$598,626	$306,276

Diluted net income per share	$1.51	$.84	$5.36	$2.70

Shares:
Basic	109,488	112,059	110,482	112,729
Diluted	111,020	112,941	111,718	113,318

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Year Ended December 31,
	2021	2020
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$52,210	$62,281
Capitalized cloud computing implementation costs	$31,240	$33,178
Capital expenditures	$36,611	$33,377
Open market repurchases of common stock (shares)	2,796	2,506

	December 31,
	2021	2020
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$619,001	$574,426
Accounts receivable, net	$984,691	$714,163
Total assets	$2,952,359	$2,557,424
Total current liabilities	$1,358,673	$1,046,626
Total stockholders’ equity	$1,381,051	$1,205,289

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)
(in thousands)

Beginning in Q3 2020, the Company modified its presentation of service revenues for Accountemps, OfficeTeam, Robert Half Technology and Robert Half Management Resources to include inter-segment revenues from services provided to Protiviti in connection with the Company’s managed business solutions. This is how the Company measures and manages these divisions internally. The combined amount of divisional intersegment revenues with Protiviti are aggregated and then eliminated as a single line item. The Company has prepared the below schedule to provide readers with historical comparative information to better evaluate the related trends.

	2019				2020				2021
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
SERVICE REVENUES:
Accountemps	$490,084	$494,582	$501,905	$498,650	$489,884	$331,542	$351,598	$385,000	$417,116	$453,342	$492,558	$507,555
OfficeTeam	252,633	261,952	267,023	259,147	239,979	136,299	173,685	214,985	220,467	263,192	279,370	295,872
Robert Half Technology	182,426	189,461	195,630	198,314	196,652	162,028	161,007	175,730	172,239	194,233	215,500	213,414
Robert Half Management Resources	196,003	195,236	200,421	201,097	211,878	165,031	154,917	167,116	183,271	210,550	239,807	260,649
Elimination of intersegment revenues	(36,519)	(38,519)	(46,518)	(50,883)	(46,273)	(41,514)	(59,816)	(92,393)	(103,818)	(143,036)	(172,534)	(161,004)
Temporary and consultant staffing	1,084,627	1,102,712	1,118,461	1,106,325	1,092,120	753,386	781,391	850,438	889,275	978,281	1,054,701	1,116,486
Permanent placement staffing	131,562	140,894	134,582	126,394	120,489	71,030	87,203	91,387	111,703	143,640	156,444	158,133
Protiviti	252,341	272,779	299,089	304,666	294,082	283,910	321,303	362,261	397,402	458,660	501,421	495,298
Total	$1,468,530	$1,516,385	$1,552,132	$1,537,385	$1,506,691	$1,108,326	$1,189,897	$1,304,086	$1,398,380	$1,580,581	$1,712,566	$1,769,917

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expense; segment income; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin; adjusted selling, general and administrative expense; and segment income include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income, net and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates segment performance.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on an as adjusted basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SUMMARY OF OPERATIONS RECONCILIATION (UNAUDITED)
(in thousands)

	Quarter Ended December 31,						Relationships
	2021			2020			2021	2020	2021	2020
	Reported	Adjustments	Adjusted (1)	Reported	Adjustments	Adjusted (1)	Reported		Adjusted
SERVICE REVENUES:
Accountemps	$507,555	$—	$507,555	$385,000	$—	$385,000	28.7%	29.5%	28.7%	29.5%
OfficeTeam	295,872	—	295,872	214,985	—	214,985	16.7%	16.5%	16.7%	16.5%
Robert Half Technology	213,414	—	213,414	175,730	—	175,730	12.1%	13.5%	12.1%	13.5%
Robert Half Management Resources	260,649	—	260,649	167,116	—	167,116	14.7%	12.8%	14.7%	12.8%
Elimination of intersegment revenues	(161,004)	—	(161,004)	(92,393)	—	(92,393)	(9.1%)	(7.1%)	(9.1%)	(7.1%)
Temporary and consultant staffing	1,116,486	—	1,116,486	850,438	—	850,438	63.1%	65.2%	63.1%	65.2%
Permanent placement staffing	158,133	—	158,133	91,387	—	91,387	8.9%	7.0%	8.9%	7.0%
Protiviti	495,298	—	495,298	362,261	—	362,261	28.0%	27.8%	28.0%	27.8%
Total	$1,769,917	$—	$1,769,917	$1,304,086	$—	$1,304,086	100.0%	100.0%	100.0%	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$444,295	$—	$444,295	$327,181	$—	$327,181	39.8%	38.5%	39.8%	38.5%
Permanent placement staffing	157,862	—	157,862	91,172	—	91,172	99.8%	99.8%	99.8%	99.8%
Protiviti	141,961	3,283	145,244	95,989	5,419	101,408	28.7%	26.5%	29.3%	28.0%
Total	$744,118	$3,283	$747,401	$514,342	$5,419	$519,761	42.0%	39.4%	42.2%	39.9%

SELLING GENERAL AND ADMINISTRATIVE EXPENSE:
Temporary and consultant staffing	$347,826	$(17,705)	$330,121	$287,550	$(31,715)	$255,835	31.2%	33.8%	29.6%	30.1%
Permanent placement staffing	132,712	(2,052)	130,660	86,572	(3,408)	83,164	83.9%	94.7%	82.6%	91.0%
Protiviti	64,013	—	64,013	51,039	—	51,039	12.9%	14.1%	12.9%	14.1%
Total	$544,551	$(19,757)	$524,794	$425,161	$(35,123)	$390,038	30.8%	32.6%	29.7%	29.9%

OPERATING/SEGMENT INCOME:
Temporary and consultant staffing	$96,469	$17,705	$114,174	$39,631	$31,715	$71,346	8.6%	4.7%	10.2%	8.4%
Permanent placement staffing	25,150	2,052	27,202	4,600	3,408	8,008	15.9%	5.0%	17.2%	8.8%
Protiviti	77,948	3,283	81,231	44,950	5,419	50,369	15.7%	12.4%	16.4%	13.9%
Total	$199,567	$23,040	$222,607	$89,181	$40,542	$129,723	11.3%	6.8%	12.6%	9.9%
Income from investments held in employee deferred compensation trusts	(23,040)	23,040	—	(40,542)	40,542	—	(1.3%)	(3.1%)	—	—
Amortization of intangible assets	517	—	517	217	—	217	0.0%	0.0%	0.0%	0.0%
Interest income, net	(52)	—	(52)	(79)	—	(79)	0.0%	0.0%	0.0%	0.0%
Income before income taxes	$222,142	$—	$222,142	$129,585	$—	$129,585	12.6%	9.9%	12.6%	9.9%
(1) Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, costs of services, while the related investment income is presented separately. The non-GAAP financial measures shown in the table above are adjusted to reclassify investment income from investments held in employee deferred compensation trusts to the same line item, which includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SUMMARY OF OPERATIONS RECONCILIATION (UNAUDITED)
(in thousands)

	Year Ended December 31,						Relationships
	2021			2020			2021	2020	2021	2020
	Reported	Adjustments	Adjusted (1)	Reported	Adjustments	Adjusted (1)	Reported		Adjusted
SERVICE REVENUES:
Accountemps	$1,870,563	$—	$1,870,563	$1,558,024	$—	$1,558,024	29.0%	30.5%	29.0%	30.5%
OfficeTeam	1,058,906	—	1,058,906	764,947	—	764,947	16.4%	15.0%	16.4%	15.0%
Robert Half Technology	795,319	—	795,319	695,418	—	695,418	12.3%	13.6%	12.3%	13.6%
Robert Half Management Resources	894,334	—	894,334	698,942	—	698,942	13.8%	13.7%	13.8%	13.7%
Elimination of intersegment revenues	(580,379)	—	(580,379)	(239,996)	—	(239,996)	(9.0%)	(4.7%)	(9.0%)	(4.7%)
Temporary and consultant staffing	4,038,743	—	4,038,743	3,477,335	—	3,477,335	62.5%	68.1%	62.5%	68.1%
Permanent placement staffing	569,921	—	569,921	370,109	—	370,109	8.8%	7.2%	8.8%	7.2%
Protiviti	1,852,780	—	1,852,780	1,261,556	—	1,261,556	28.7%	24.7%	28.7%	24.7%
Total	$6,461,444	$—	$6,461,444	$5,109,000	$—	$5,109,000	100.0%	100.0%	100.0%	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$1,598,716	$—	$1,598,716	$1,312,797	$—	$1,312,797	39.6%	37.8%	39.6%	37.8%
Permanent placement staffing	568,983	—	568,983	369,401	—	369,401	99.8%	99.8%	99.8%	99.8%
Protiviti	528,329	8,847	537,176	330,413	11,682	342,095	28.5%	26.2%	29.0%	27.1%
Total	$2,696,028	$8,847	$2,704,875	$2,012,611	$11,682	$2,024,293	41.7%	39.4%	41.9%	39.6%

SELLING GENERAL AND ADMINISTRATIVE EXPENSE:
Temporary and consultant staffing	$1,251,565	$(46,721)	$1,204,844	$1,132,915	$(57,397)	$1,075,518	31.0%	32.6%	29.8%	30.9%
Permanent placement staffing	468,028	(5,510)	462,518	346,711	(6,109)	340,602	82.1%	93.7%	81.2%	92.0%
Protiviti	231,689	—	231,689	186,415	—	186,415	12.5%	14.8%	12.5%	14.8%
Total	$1,951,282	$(52,231)	$1,899,051	$1,666,041	$(63,506)	$1,602,535	30.2%	32.6%	29.4%	31.4%

OPERATING/SEGMENT INCOME:
Temporary and consultant staffing	$347,151	$46,721	$393,872	$179,882	$57,397	$237,279	8.6%	5.2%	9.8%	6.8%
Permanent placement staffing	100,955	5,510	106,465	22,690	6,109	28,799	17.7%	6.1%	18.7%	7.8%
Protiviti	296,640	8,847	305,487	143,998	11,682	155,680	16.0%	11.4%	16.5%	12.3%
Total	$744,746	$61,078	$805,824	$346,570	$75,188	$421,758	11.5%	6.8%	12.5%	8.3%
Income from investments held in employee deferred compensation trusts	(61,078)	61,078	—	(75,188)	75,188	—	(1.0%)	(1.5%)	—	—
Amortization of intangible assets	2,241	—	2,241	1,219	—	1,219	0.1%	0.0%	0.1%	0.0%
Interest income, net	(197)	—	(197)	(1,343)	—	(1,343)	0.0%	0.0%	0.0%	0.0%
Income before income taxes	$803,780	$—	$803,780	$421,882	$—	$421,882	12.4%	8.3%	12.4%	8.3%
(1) Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, costs of services, while the related investment income is presented separately. The non-GAAP financial measures shown in the table above are adjusted to reclassify investment income from investments held in employee deferred compensation trusts to the same line item, which includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME RECONCILIATION (UNAUDITED):

	Quarter Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

Income before income taxes	$222,142	$129,585	$803,780	$421,882
Interest income, net	(52)	(79)	(197)	(1,343)
Amortization of intangible assets	517	217	2,241	1,219
Combined segment income	$222,607	$129,723	$805,824	$421,758

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2020		2021				2020		2021
	Q3	Q4	Q1	Q2	Q3	Q4	Q3	Q4	Q1	Q2	Q3	Q4
Global
Accountemps	-29.9	-22.8	-14.9	36.7	40.1	31.8	-30.2	-23.1	-14.6	34.4	39.1	32.3
OfficeTeam	-35.0	-17.0	-8.1	93.1	60.8	37.6	-35.8	-18.2	-8.7	89.5	60.0	38.4
RH Technology	-17.7	-11.4	-12.4	19.9	33.8	21.4	-18.2	-11.9	-12.4	17.9	33.1	21.8
RH Management Resources	-22.7	-16.9	-13.5	27.6	54.8	56.0	-23.5	-18.1	-14.3	24.0	53.6	56.9
Elimination of intersegment revenues (1)	28.6	81.6	124.4	244.5	188.4	74.3	28.2	81.5	127.3	240.9	187.5	75.1
Temporary and consultant staffing	-30.1	-23.1	-18.6	29.9	35.0	31.3	-30.7	-23.8	-18.9	27.2	34.0	31.9
Permanent placement staffing	-35.2	-27.7	-7.3	102.2	79.4	73.0	-35.7	-28.5	-8.1	96.9	77.7	73.8
Total staffing	-30.7	-23.6	-17.5	36.1	39.4	35.3	-31.2	-24.3	-17.8	33.2	38.4	36.0
Protiviti	7.4	18.9	35.1	61.6	56.1	36.7	6.4	17.9	34.7	58.8	55.1	37.4
Total	-23.3	-15.2	-7.2	42.6	43.9	35.7	-23.9	-15.9	-7.6	39.7	42.9	36.3

United States
Temporary and consultant staffing	-31.0	-24.1	-20.3	27.5	35.5	33.4	-31.3	-23.9	-19.4	27.7	35.5	33.6
Permanent placement staffing	-37.1	-31.3	-12.4	109.3	85.1	78.6	-37.3	-31.0	-11.4	109.6	85.1	78.9
Total staffing	-31.6	-24.8	-19.6	33.6	40.0	37.2	-31.9	-24.6	-18.6	33.8	40.0	37.4
Protiviti	10.8	22.9	35.5	62.6	53.7	31.7	10.3	23.3	37.1	62.8	53.7	31.9
Total	-23.3	-15.3	-8.7	41.1	43.8	35.6	-23.7	-15.0	-7.6	41.3	43.8	35.8

International
Temporary and consultant staffing	-27.0	-19.3	-12.3	38.6	33.0	24.0	-28.4	-23.5	-17.0	25.1	29.1	26.3
Permanent placement staffing	-30.9	-19.3	5.2	87.8	67.3	61.9	-31.7	-23.0	0.3	70.5	62.1	64.0
Total staffing	-27.6	-19.3	-10.1	44.8	37.7	29.2	-28.9	-23.4	-14.8	30.9	33.7	31.6
Protiviti	-5.0	4.3	33.8	57.6	65.9	58.3	-8.0	-1.7	26.1	43.5	61.4	61.2
Total	-23.4	-14.7	-2.0	48.0	44.3	36.2	-25.0	-19.2	-7.2	33.9	40.1	38.6
(1) Service revenues for Accountemps, OfficeTeam, Robert Half Technology and Robert Half Management Resources include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each line of business are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the Company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 11-13.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Accountemps
As Reported	-29.9	-22.8	-14.9	36.7	40.1	31.8
Billing Days Impact	-0.3	-0.1	1.1	0.0	-0.2	0.1
Currency Impact	0.0	-0.2	-0.8	-2.3	-0.8	0.4
As Adjusted	-30.2	-23.1	-14.6	34.4	39.1	32.3
OfficeTeam
As Reported	-35.0	-17.0	-8.1	93.1	60.8	37.6
Billing Days Impact	-0.2	-0.1	1.1	0.0	-0.2	0.1
Currency Impact	-0.6	-1.1	-1.7	-3.6	-0.6	0.7
As Adjusted	-35.8	-18.2	-8.7	89.5	60.0	38.4
Robert Half Technology
As Reported	-17.7	-11.4	-12.4	19.9	33.8	21.4
Billing Days Impact	-0.2	0.0	1.1	0.0	-0.1	0.1
Currency Impact	-0.3	-0.5	-1.1	-2.0	-0.6	0.3
As Adjusted	-18.2	-11.9	-12.4	17.9	33.1	21.8
Robert Half Management Resources
As Reported	-22.7	-16.9	-13.5	27.6	54.8	56.0
Billing Days Impact	-0.2	0.0	1.1	0.0	-0.2	0.1
Currency Impact	-0.6	-1.2	-1.9	-3.6	-1.0	0.8
As Adjusted	-23.5	-18.1	-14.3	24.0	53.6	56.9
Elimination of intersegment revenues
As Reported	28.6	81.6	124.4	244.5	188.4	74.3
Billing Days Impact	-0.4	-0.1	2.7	0.0	-0.4	0.1
Currency Impact	0.0	0.0	0.2	-3.6	-0.5	0.7
As Adjusted	28.2	81.5	127.3	240.9	187.5	75.1
Temporary and consultant staffing
As Reported	-30.1	-23.1	-18.6	29.9	35.0	31.3
Billing Days Impact	-0.3	0.0	1.0	0.0	-0.2	0.1
Currency Impact	-0.3	-0.7	-1.3	-2.7	-0.8	0.5
As Adjusted	-30.7	-23.8	-18.9	27.2	34.0	31.9
Permanent placement staffing
As Reported	-35.2	-27.7	-7.3	102.2	79.4	73.0
Billing Days Impact	-0.2	0.0	1.1	0.0	-0.2	0.1
Currency Impact	-0.3	-0.8	-1.9	-5.3	-1.5	0.7
As Adjusted	-35.7	-28.5	-8.1	96.9	77.7	73.8
Total staffing
As Reported	-30.7	-23.6	-17.5	36.1	39.4	35.3
Billing Days Impact	-0.2	0.0	1.1	0.0	-0.2	0.2
Currency Impact	-0.3	-0.7	-1.4	-2.9	-0.8	0.5
As Adjusted	-31.2	-24.3	-17.8	33.2	38.4	36.0
Protiviti
As Reported	7.4	18.9	35.1	61.6	56.1	36.7
Billing Days Impact	-0.3	0.0	1.6	0.0	-0.3	0.2
Currency Impact	-0.7	-1.0	-2.0	-2.8	-0.7	0.5
As Adjusted	6.4	17.9	34.7	58.8	55.1	37.4
Total
As Reported	-23.3	-15.2	-7.2	42.6	43.9	35.7
Billing Days Impact	-0.2	0.0	1.1	0.0	-0.2	0.1
Currency Impact	-0.4	-0.7	-1.5	-2.9	-0.8	0.5
As Adjusted	-23.9	-15.9	-7.6	39.7	42.9	36.3

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Temporary and consultant staffing
As Reported	-31.0	-24.1	-20.3	27.5	35.5	33.4
Billing Days Impact	-0.3	0.2	0.9	0.2	0.0	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	-31.3	-23.9	-19.4	27.7	35.5	33.6

Permanent placement staffing
As Reported	-37.1	-31.3	-12.4	109.3	85.1	78.6
Billing Days Impact	-0.2	0.3	1.0	0.3	0.0	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	-37.3	-31.0	-11.4	109.6	85.1	78.9

Total staffing
As Reported	-31.6	-24.8	-19.6	33.6	40.0	37.2
Billing Days Impact	-0.3	0.2	1.0	0.2	0.0	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	-31.9	-24.6	-18.6	33.8	40.0	37.4

Protiviti
As Reported	10.8	22.9	35.5	62.6	53.7	31.7
Billing Days Impact	-0.5	0.4	1.6	0.2	0.0	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	10.3	23.3	37.1	62.8	53.7	31.9

Total
As Reported	-23.3	-15.3	-8.7	41.1	43.8	35.6
Billing Days Impact	-0.4	0.3	1.1	0.2	0.0	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	-23.7	-15.0	-7.6	41.3	43.8	35.8

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Temporary and consultant staffing
As Reported	-27.0	-19.3	-12.3	38.6	33.0	24.0
Billing Days Impact	0.0	-1.0	1.4	-0.8	-0.5	0.1
Currency Impact	-1.4	-3.2	-6.1	-12.7	-3.4	2.2
As Adjusted	-28.4	-23.5	-17.0	25.1	29.1	26.3

Permanent placement staffing
As Reported	-30.9	-19.3	5.2	87.8	67.3	61.9
Billing Days Impact	0.0	-1.0	1.7	-1.1	-0.6	0.1
Currency Impact	-0.8	-2.7	-6.6	-16.2	-4.6	2.0
As Adjusted	-31.7	-23.0	0.3	70.5	62.1	64.0

Total staffing
As Reported	-27.6	-19.3	-10.1	44.8	37.7	29.2
Billing Days Impact	0.0	-1.0	1.5	-0.8	-0.5	0.2
Currency Impact	-1.3	-3.1	-6.2	-13.1	-3.5	2.2
As Adjusted	-28.9	-23.4	-14.8	30.9	33.7	31.6

Protiviti
As Reported	-5.0	4.3	33.8	57.6	65.9	58.3
Billing Days Impact	0.1	-1.4	2.1	-0.8	-0.7	0.1
Currency Impact	-3.1	-4.6	-9.8	-13.3	-3.8	2.8
As Adjusted	-8.0	-1.7	26.1	43.5	61.4	61.2

Total
As Reported	-23.4	-14.7	-2.0	48.0	44.3	36.2
Billing Days Impact	0.1	-1.1	1.6	-0.9	-0.6	0.1
Currency Impact	-1.7	-3.4	-6.8	-13.2	-3.6	2.3
As Adjusted	-25.0	-19.2	-7.2	33.9	40.1	38.6